                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ] Confidential, for Use of the
[X]  Definitive Proxy Statement              Commission Only (as permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                           CHINDEX INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            Title of each class of securities to which transaction applies:

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            Aggregate number of securities to which transaction applies:

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            Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            Proposed maximum aggregate value of transaction:

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            Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:

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            Date Filed:

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                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                                          August 19, 2005

Dear Stockholder:

      You are cordially  invited to attend the Annual Meeting of Stockholders of
Chindex International,  Inc. (the "COMPANY") to be held at the offices of Hughes
Hubbard & Reed LLP,  One  Battery  Park  Plaza,  New York,  New York  10004,  on
Tuesday,  September 13, 2005 at 10:00 A.M.,  local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy  Statement that accompany this letter.  We request that you read these documents carefully.

      We hope that you plan to attend the meeting.  However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly  sign,  date and return  the  enclosed  proxy card in the  accompanying postage  prepaid  envelope.  You may,  of course,  attend the Annual  Meeting of
Stockholders  and vote in person even if you have  previously  mailed your proxy card.

                                          Sincerely,

                                          ROBERTA LIPSON
                                          Chief Executive Officer

IT IS IMPORTANT THAT YOU VOTE,  SIGN AND RETURN THE  ACCOMPANYING  PROXY CARD AS
SOON AS POSSIBLE.

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2005

To the Stockholders of Chindex International, Inc.:

      NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of  Stockholders  (the
"MEETING") of Chindex  International,  Inc. (the  "COMPANY") will be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York
10004, on Tuesday, September 13, 2005 at 10:00 A.M., local time, to consider and act upon the following  matters:

           1. To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

           2.  To  ratify  and  approve  the   private   placement   (the  "2005
Transaction")  of an  aggregate  of  1,080,397  shares  of  common  stock for an aggregate  purchase  price of  approximately  $6.5 million,  or $6.00 per share, together with warrants to purchase an additional  378,137 shares of common stock for an exercise price of $9.10 per share.

           3. To ratify the  appointment of BDO Seidman,  LLP as the independent registered  public  accounting firm of the Company for the year ending March 31,
2006.

           4. To transact  such other  business as may properly  come before the
Meeting or any adjournment or postponement thereof.

      Information  regarding  the  matters  to be acted  upon at the  Meeting is contained in the accompanying  Proxy Statement.  The close of business on August
1, 2005 has been fixed as the record date for the  determination of stockholders entitled  to  notice  of and  to  vote  at the  Meeting  or any  adjournment  or postponement thereof.

                                    By Order of the Board of Directors,

                                    ELYSE BETH SILVERBERG
                                    Secretary
Bethesda, Maryland
August 19, 2005

================================================================================

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER
OR NOT YOU ATTEND THE MEETING,  IT IS IMPORTANT  THAT YOUR SHARES BE REPRESENTED
AT THE MEETING.  EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED
PROXY CARD,  WHICH IS BEING  SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS.  AN
ENVELOPE  ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE
AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                              _____________________

                                 PROXY STATEMENT
                              _____________________

GENERAL

      This Proxy  Statement  is furnished  to the holders of Common  Stock,  par value $.01 per share ("COMMON STOCK"),  and Class B Common Stock, par value $.01 per  share  ("CLASS  B COMMON  STOCK"),  of  Chindex  International,  Inc.  (the
"COMPANY") in connection with the  solicitation by and on behalf of its Board of
Directors of proxies  ("PROXY" or "PROXIES")  for use at the 2005 Annual Meeting
of Stockholders  (the  "MEETING") to be held on Tuesday,  September 13, 2005, at
10:00 A.M., local time, at the offices of Hughes Hubbard & Reed LLP, One Battery
Park Plaza,  New York, New York 10004,  and at any  adjournment or  postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

SOLICITATION OF PROXIES

      The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, Proxies and annual reports is to be borne by the  Company.  The  Company  also will  reimburse  brokers who are holders of record  of Common  Stock for their  expenses  in  forwarding  Proxies  and Proxy soliciting  material to the beneficial owners of such shares. In addition to the use of the  mails,  Proxies  may be  solicited  without  extra  compensation  by directors,  officers  and  employees  of the  Company  by  telephone,  telecopy, telegraph  or personal  interview.  The  approximate  mailing date of this Proxy
Statement is August 19, 2005.

      All  shares  represented  by valid  proxies  at the  Meeting,  unless  the stockholder otherwise specifies, will be voted (i) FOR the election of the eight persons named under  "Proposal I Election of Directors" as nominees for election as directors of the Company until the next annual  meeting of  stockholders  and until  their  respective  successors  are elected  and  qualified,  (ii) FOR the ratification and approval of the 2005 Transaction, (iii) FOR the ratification of the  appointment  of  BDO  Seidman,  LLP as the  independent  registered  public accounting  firm of the Company for the year ending March 31, 2006,  and (iv) at the discretion of the proxy holders,  with regard to any matter not known to the
Board of Directors on the date of mailing this proxy statement that may properly come before the Meeting or any  adjournment  of  postponement  thereof.  Where a stockholder has  appropriately  specified how a proxy is to be voted, it will be voted accordingly.

REVOCABILITY OF PROXIES

      A Proxy may be revoked by a stockholder at any time before its exercise by filing with Elyse Beth Silverberg,  the Secretary of the Company, at the address set forth above,  an instrument of revocation or a duly executed proxy bearing a later  date,  or by  attending  the  Meeting  and  electing  to vote in  person.
Attending  the Meeting will not, in and of itself,  constitute  revocation  of a
Proxy.

OUTSTANDING SHARES

      The close of  business  on  August 1, 2005 has been  fixed by the Board of
Directors  as the  record  date (the  "RECORD  DATE") for the  determination  of stockholders  entitled  to  notice  of,  and to vote  at,  the  Meeting  and any adjournments  or  postponement  thereof.  As of  the  Record  Date,  there  were

5,728,443  shares of Common  Stock and  775,000  shares of Class B Common  Stock outstanding.  The shares of Class B Common Stock are  convertible at any time at the  option of the  holder  and  automatically  upon the  occurrence  of certain circumstances into shares of Common Stock on a one-for-one basis. Each holder of
Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common  Stock is  entitled to six votes for each share held by such  holder.  Except as set  forth  below,  shares of Common  Stock and Class B
Common Stock vote as one class.

QUORUM

      The Company's Bylaws provide that the presence in person or representation by proxy of the holders of a majority of the votes  entitled to be cast shall be necessary to, and shall  constitute a quorum for, the transaction of business at all  meetings  of the  stockholders,  except as  otherwise  provided by statute.
Proxies  submitted that contain  abstentions or broker  non-votes will be deemed present at the Meeting for purposes of determining the presence of a quorum.

      If a  quorum  is not  present  or  represented  at the  Meeting,  then the stockholders  entitled to vote thereat who are present in person or  represented by proxy shall have the power to adjourn  the meeting  from time to time until a quorum shall be present or  represented.  If the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken,  then no further  notice of the  adjourned  meeting  need be  given.  If any  matter  not described  in this Proxy  Statement is properly  presented  at the Meeting,  the persons named in the proxy card will use their judgment to determine how to vote your  shares.  This  includes  a motion to adjourn or  postpone  the  Meeting to solicit additional proxies. The Company does not know of any other matters to be presented at the Meeting.

VOTING

      When voting together,  each holder of Common Stock is entitled to one vote for each share held by such  holder and each  holder of Class B Common  Stock is entitled  to six  votes  for  each  share  held by such  holder.  The  Company's
Certificate of  Incorporation  currently  provides that the Common Stock and the
Class B Common  Stock shall vote  together  as a single  class on all matters on which they may vote, except when class voting is required by law.

MISCELLANEOUS

      The  accompanying  proxy card (or the  electronic  equivalent  thereof) is designed to permit  each  holder of Common  Stock as of the close of business on the Record Date to vote on each of the matters to be  considered at the Meeting.
If your shares are registered in the name of the bank or brokerage firm, you may be able to vote your shares over the Internet or by telephone. A large number of banks and  brokerage  firms are  participating  in online  programs  that  allow eligible stockholders to vote over the Internet or by telephone. If your bank or brokerage firm is participating in such a program, your voting form will provide instructions.  If your voting form does not contain Internet or telephone voting
information,   please   complete   and  return  the  paper  proxy  card  in  the
self-addressed, postage paid envelope provided by your bank or brokerage firm.

      A stockholder  is permitted to vote in favor of, or to withhold  authority to vote for, any or all  nominees for election to the Board of Directors  and to vote in favor of or  against  or to  abstain  from  voting  with  respect to the proposal to approve the 2005  Transaction  and with  respect to the  proposal to ratify the appointment of BDO Seidman, LLP as the independent  registered public accounting firm of the Company for the year ending March 31, 2006.

      Under  Delaware  law,   directors  are  elected  by  a  plurality  of  the
outstanding shares of common stock, and thus, the eight nominees for election as directors  who receive the most votes cast will be elected.  Approval of each of the  proposal to approve  the 2005  Transaction  and the  proposal to ratify the selection of BDO Seidman,  LLP as the Company's  independent  registered  public accounting firm requires the affirmative vote of holders of a majority of shares present  in person or by proxy at the  Meeting,  provided  a quorum is  present.
Under  current  rules of the New York Stock  Exchange  to which its  members are subject,  these  proposals  are  considered  "discretionary"  items  upon  which brokerage  firms  holding  shares of common  stock in "street  name" may vote in their  discretion  on behalf of their clients if such clients have not furnished voting instructions.  Accordingly,  instructions  withholding authority will not affect  the  outcome  of the  election  of  directors  and,  in the cases of the approval of the 2005  Transaction  and the  ratification of the selection of BDO
Seidman,  LLP,  abstentions  will  have  the  effect  of a  vote  against  these proposals.

      Stockholder  ratification  of the  selection  of BDO  Seidman,  LLP as the
Company's  independent  registered public accounting firm is not required by the
Company's  Bylaws or  otherwise.  However,  the Audit  Committee of the Board of
Directors is submitting  the selection of BDO Seidman,  LLP to the  stockholders for ratification as a matter of good corporate practice.  The Audit Committee in its discretion may direct the appointment of a different independent  registered public  accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      At the Meeting, stockholders will elect eight directors to serve until the next annual meeting of stockholders  and until their  respective  successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies  received for the election of Mmes.  Roberta  Lipson,
Elyse Beth Silverberg,  Carol R. Kaufman and Holli Harris, and Messrs.  Lawrence
Pemble,  A.  Kenneth  Nilsson,   Julius  Y.  Oestreicher  and  Douglas  B.  Grob
(collectively,  the  "NOMINEES") to serve as directors upon their  nomination at the Meeting.  A majority of the Nominees are, and consequently a majority of the
Company's  entire  Board of  Directors  upon the election of all of the Nominees will be, "independent  directors" as that term is defined under the rules of The
Nasdaq Stock Market.  All Nominees currently serve on the Board of Directors and their terms expire at the  Meeting.  Each Nominee has advised the Company of his or her  willingness  to serve as a director of the Company.  In case any Nominee should become unavailable for election to the Board of Directors for any reason, the  persons  named in the  Proxies  have  discretionary  authority  to vote the
Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

      The  directors  and  executive  officers of the Company and their  present positions with the Company are as follows:

Name                              Positions with the Company
----                              --------------------------

A. Kenneth Nilsson (1)(2)(3)      Chairman of the Board of Directors

Roberta Lipson                    Chief Executive Officer and Director

Elyse Beth Silverberg             Executive Vice President, Secretary and
                                  Director

Lawrence Pemble                   Executive Vice President Finance, Treasurer
                                  and Director

Julius Y. Oestreicher (1)(2)(3)   Director

Carol R. Kaufman (1)(2)           Director

Douglas B. Grob                   Director

Holli Harris(1)                   Director

-----------------
(1) Member of Audit Committee
(2) Member of the Compensation Committee.
(3) Member of the Governance and Nominating Committee.

      All directors of the Company hold office until the next annual  meeting of the stockholders and until their successors have been elected and qualified. The officers  of the  Company  are  elected by the Board of  Directors  at the first meeting after each annual meeting of the Company's  stockholders and hold office until  their  death,  until  they  resign or until they have been  removed  from office.

INFORMATION ABOUT NOMINEES

      Set forth below is certain  information  with respect to each director and
Nominee:

      ROBERTA LIPSON,  50,  co-founded the Company in 1981. Ms. Lipson served as the  Chairman of the Board of  Directors  from 1981 until 2004 and has served as the Chief Executive  Officer since 1981. From 1979 until founding the Company in
1981,  Ms.  Lipson was  employed in China by Sobin  Chemical,  Inc., a worldwide trading  company,  as Marketing  Manager,  coordinating  marketing  and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough  Corp. in the area of product  marketing  until 1979. Ms. Lipson received a B.A. degree in
East Asian  Studies from  Brandeis  University  and an MBA degree from  Columbia
University Graduate School of Business.

      ELYSE BETH SILVERBERG,  48, co-founded the Company in 1981. Ms. Silverberg has served as the  Company's  Executive  Vice  President  and Secretary and as a
Director since that time. Prior to founding the Company,  from 1980 to 1981, Ms.
Silverberg  worked with Ms. Lipson at Sobin Chemical,  Inc. and was an intern in
China with the  National  Council for  U.S.-China  Trade from 1979 to 1980.  Ms.
Silverberg  received a B.A. degree in Chinese Studies and History from the State
University of New York at Albany.

      LAWRENCE  PEMBLE,  48,  joined  the  Company  in 1984  and has  served  as
Executive  Vice  President of Finance since January 1996.  From 1986 until 1996,
Mr. Pemble served as Vice  President of Marketing.  From 1986 through April 1992 and September  1993 to the present,  Mr. Pemble has also served as a Director of the  Company.  Prior to joining the  Company,  Mr.  Pemble was employed by China
Books and Periodicals, Inc. as Manager, East Coast Center. Mr. Pemble received a
B.A. degree in Chinese Studies and Linguistics  from the State University of New
York at Albany.

      A.  KENNETH  NILSSON,  72, has served as a Director of the  Company  since
January 1996 and the Chairman of the Board of the Company  since  October  2004.
Mr. Nilsson formerly served as President of Cooper Laboratories, Inc.; President of Cooper Lasersonics,  Inc.; Managing Director of Pfizer Taito Ltd.;  President
of Max Factor,  Japan;  and Chairman of the Monterey  Institute of International
Studies.  Mr.  Nilsson  received a B.A.  degree from the  University of Southern
California and an M.A. degree from the University of California.

      JULIUS Y.  OESTREICHER,  75, has served as a Director of the company since
January  1996.  Mr.  Oestreicher  has  been a  partner  with  the  law  firm  of
Oestreicher & Ennis,  LLP and its predecessor  firms for thirty years,  engaging primarily in estate,  tax and  business  law.  Mr.  Oestreicher  received a B.S.
degree  in  Business  Administration  from City  College  of New York and a J.D.
degree from Fordham University School of Law.

      CAROL R.  KAUFMAN,  56,  has  served as a Director  of the  Company  since
November  2000.  Ms.  Kaufman has been Vice  President and Chief  Administrative
Officer of The Cooper  Companies,  a medical device company,  since October 1995 and was elected Vice  President  of Legal  Affairs in March 1996 and was elected
Senior Vice President in October 2004. From January 1989 through September 1995, she served as Vice  President,  Secretary  and Chief  Administrative  Officer of
Cooper Development  Company, a healthcare and consumer products company that was
a  former  affiliate  of  The  Cooper   Companies.   Ms.  Kaufman  received  her
undergraduate degree from Boston University.

      DOUGLAS B. GROB,  42, has served as a Director of the Company since August
2004. From 1994 to 2001, Mr. Grob was a Ph.D.  student,  teaching  assistant and
research   affiliate  in  the  Department  of  Political   Science  at  Stanford
University.  From 2001 to 2002,  Mr.  Grob  served as a Research  Fellow for the
Asia-Pacific  Research Center,  Stanford University.  In addition,  from 2000 to
2002,  Mr.  Grob  was a  Visiting  Scholar  at the  School  of  Law  of  Beijing
University.  Since  2002,  Mr.  Grob  has  been an  Assistant  Professor  in the

Department of Government  and Politics at the  University of Maryland.  Mr. Grob
received  an A.B.  degree  from the  University  of  Pennsylvania,  two  Masters degrees, and a Ph.D. in political science from Stanford University.

      HOLLI  HARRIS,  38, has served as a Director of the Company  since  August
2004. From 2000 to 2001, Ms. Harris served as Business  Development  Manager for
Frog Design Inc., an  international  industrial  design firm.  During 2001,  Ms.
Harris was a Product  Development  Contractor  for  Johnson  Controls,  Inc.,  a
designer and manufacturer of automotive and facilities interior systems.  During
2002, Ms. Harris was a Senior Licensing Manager for Illumigen Biosciences, Inc.,
which is in the  business of  proprietary  genetic  technologies.  In 2003,  Ms.
Harris was a Financial  Analyst with Amgen Inc., an international  biotechnology and  pharmaceutical  firm.  Currently,  Ms.  Harris  is  a  Manager  for  Corbis
Corporation,  which is an international visual and image solutions provider.  In addition, Ms. Harris previously worked for the U.S. State Department at the U.S.
Embassy in Moscow.  Ms.  Harris has a dual degree in Russian  and  International
Relations  from the  University of California - Davis and an MBA in Finance from the University of Michigan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The system of governance practices followed by the Company is memorialized in the Chindex International Governance Guidelines and the charters of the three committees of the Board of Directors. The Governance Guidelines and charters are intended  to  assure  that the  Board  will  have the  necessary  authority  and practices in place to review and evaluate the Company's business  operations and to  make  decisions  that  are  independent  of the  Company's  management.  The
Governance  Guidelines also are intended to align the interests of directors and management with those of the Company's  shareholders.  The Governance Guidelines establish the practices the Board will follow with respect to board  composition and  selection,  board  meetings and  involvement  of senior  management,  chief executive officer performance evaluation, succession planning, board committees, and director  compensation.  The Board annually  conducts a  self-evaluation  to assess compliance with the Governance  Guidelines and identify  opportunities to improve  Board  performance.  The Board of Directors  held six meetings and took action by unanimous written consent nine times during fiscal 2005. Each director attended each meeting, except that one director missed one meeting.

      The Governance Guidelines and committee charters are reviewed periodically and updated as  necessary  to reflect  changes in  regulatory  requirements  and evolving  oversight  practices.  The Governance  Guidelines  were adopted by the
Board on August 5, 2005 to, among other things, comply with corporate governance requirements  contained  in both the  Nasdaq  Stock  Market  ("Nasdaq")  listing standards  and make other  enhancements  to the Company's  corporate  governance policies.  The Board has three  committees:  an Audit Committee,  a Compensation
Committee and a Governance and Nominating Committee.  The Governance Guidelines,
as well as the  charter  for each  committee  of the  Board,  may be  viewed  at
WWW.CHINDEX.COM.

      THE  GOVERNANCE AND  NOMINATING  COMMITTEE.  The Governance and Nominating
Committee  consists  of Mr.  Nilsson and Mr.  Oestreicher.  The  Governance  and
Nominating  Committee considers candidates for Board membership suggested by its members and other Board members and  management.  This  committee  will consider
Director candidates from stockholders for election at the 2006 annual meeting if such  nominees are  submitted in  accordance  with the  procedures  set forth in
"Election    of     Directors--Director     Nominations"     and     "Additional
Information--Advanced Notice Procedures"

      The principal  responsibilities of the Governance and Nominating Committee are to:  (a)  determine  the slate of  director  nominees  for  election  to the
Company's  Board of  Directors;  (b) identify and  recommend  candidates to fill
vacancies  occurring  between  annual  shareholder  meetings;   (c)  review  the
composition  of Board  committees;  (d) monitor  compliance  with,  review,  and recommend  changes to the Company's  Governance  Guidelines;  and (e) review the
Company's   policies   and   programs   that  relate  to  matters  of  corporate
responsibility,  including  public issues of significance to the Company and its
stakeholders.   The  Governance  and   Nominating   Committee's   role  includes
periodically  reviewing the  compensation  paid to non-employee  directors,  and making recommendations to the Board for any adjustments.  In addition, the Chair of the Governance and Nominating Committee acts as the lead independent director and is  responsible  for leading the Board of  Directors'  annual  review of the chief executive officer's  performance.  The Governance and Nominating Committee regularly reviews the charters of Board committees and, after  consultation with the respective  committee chairs,  makes  recommendations,  if necessary,  about changes to the  charters.  The specific  responsibilities  and  functions of the
Governance  and  Nominating  Committee  are  delineated  in the  Governance  and
Nominating Committee Charter.

      The Governance and Nominating  Committee  annually  reviews with the Board the  applicable  skills and  characteristics  required of Board  nominees in the context of current Board  composition and Company  circumstances.  In making its recommendations to the Board, the Governance and Nominating Committee considers, among other things, the qualifications of individual  director  candidates.  The
Governance  and  Nominating  Committee  works  with the Board to  determine  the appropriate  characteristics,  skills,  and experiences for the Board as a whole and its  individual  members  with the  objective of having a Board with diverse backgrounds  and  experience  in  business,  government,  education,  and public service.  In evaluating the suitability of individual  Board members,  the Board takes into account many factors,  including general  understanding of marketing, finance,  and other  disciplines  relevant  to the  success of a large  publicly traded company in today's business  environment;  understanding of the Company's business and technology;  educational and professional background;  and personal accomplishment.  The Board evaluates each individual in the context of the Board as a whole,  with the objective of recommending a group that can best perpetuate the  success of the  Company's  business  and  represent  shareholder  interests through the exercise of sound  judgment,  using its diversity of experience.  In determining whether to recommend a director for re-election,  the Governance and
Nominating  Committee also considers the director's  past attendance at meetings and participation in and contributions to the activities of the Board.

       The Committee will consider  shareholder  recommendations  for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical  sketch, a document indicating the candidate's  willingness to serve, if elected, and evidence of the nominating  shareholder's ownership of
Company stock should be sent to the attention of the Secretary of the Company.

      THE COMPENSATION  COMMITTEE.  The Compensation  Committee  consists of Mr.
Oestreicher,  as Chair,  Mr.  Nilsson  and Ms.  Kaufman,  each of whom meets the independence  requirements  of The Nasdaq  Stock  Market.  The  function  of the
Compensation  Committee is to review and recommend to the Board the compensation of the Company's Chief Executive Officer and other executive officers, to govern the 2004 Stock Incentive Plan and to make other relevant compensation  decisions of the Company and to attend to such other matters  relating to  compensation as may be prescribed by the Board of Directors. The Compensation Committee held two meetings in fiscal 2005 and each member attended each meeting.

      THE AUDIT  COMMITTEE.  The Audit  Committee  consists of Mr.  Nilsson,  as
Chair, Ms. Kaufman,  as Vice Chair, Mr.  Oestreicher and Ms. Harris, all of whom meet the  independence  requirements  for audit committee  members under Section
10A(m)(3) of the  Securities  Exchange Act of 1934 and the listing  standards of
The Nasdaq Stock Market. The Audit Committee meets with the at least annually to review the results of the annual audit and discuss the financial statements. The
Audit  Committee  also meets with the Company's  independent  registered  public accounting  firm  quarterly  to discuss the results of the  auditors'  quarterly reviews as well as quarterly results and quarterly earnings releases.  The Audit
Committee also makes  recommendations  concerning the selection each year of the independent  registered  public  accounting  firm of the  Company,  reviews  the effectiveness of the Company's  internal  accounting  methods and procedures and determines through discussions with the independent registered public accounting firm  whether  any  instructions  or  limitations  have been placed upon them in connection  with the  scope of their  audit  or its  implementation.  The  Audit
Committee reviews and reassesses its charter annually and recommends any changes to the  Board of  Directors  for  approval.  The  specific  responsibilities  in carrying  out the Audit  Committee's  oversight  role are set forth in the Audit
Committee's  Charter.  A report of the Audit Committee appears under the caption
"Audit Committee Report" below. The Audit Committee held nine meetings in fiscal
2005 and each member attended each meeting.

INDEPENDENCE OF DIRECTORS

      The Board of Directors has  determined  that five of its eight members are independent under the independence  standards of the listing requirements of The
Nasdaq Stock Market. Under these standards,  a director is not independent if he or she has  certain  specified  relationships  with  the  Company  or any  other relationship  that in the opinion of the Board would interfere with his exercise of  independent  judgment  as a  director  or that  are  enumerated  under  such standards.  The independent  directors are: Mr. Nilsson,  Mr.  Oestreicher,  Ms.
Kaufman, Ms. Harris and Mr. Grob.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The  Board of  Directors  has  adopted  the  following  policy  concerning stockholder  communications:  Any  stockholder  wishing to contact  the Board of
Directors, any committee of the Board, or any individual director regarding bona fide  issues or  questions  about  the  Company  may do so by  sending a written communication to the Board of Directors or the appropriate committee or director
c/o the Secretary at the following address:  Chindex  International,  Inc., 7201
Wisconsin Avenue, Suite 703, Bethesda, MD 20814.

      The  Secretary  will review all such  correspondence  and forward it (or a summary) to the appropriate  parties.  Where the Secretary deems it appropriate, such forwarding will take place on an expedited  basis.  Communications  raising concerns  relating to the  Company's  accounting,  internal  controls,  or audit matters  will  immediately  be brought to the  attention  of the chairman of the
Audit   Committee  and  will  be  handled  in  accordance  with  the  procedures established by the Audit Committee for such matters.

      The Company  believes  that it is important for directors to directly hear concerns expressed by stockholders. Accordingly, Board members are encouraged to attend the Annual Meeting of Stockholders.  All of the nine members of the Board of Directors at the time of the annual  meeting in 2004 attended such meeting in
2004.

AUDIT COMMITTEE REPORT

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or  incorporated  by reference  into any other Company filing under the Securities Act of 1933 or the Securities Exchange
Act of 1934,  except to the extent the Company  specifically  incorporates  this
Report by reference therein.

      The Audit Committee oversees the Company's  financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial  statements  and the reporting  process,  including the systems of internal  controls.  In  fulfilling  its oversight  responsibilities,  the Audit
Committee  reviewed  with  management  the audited  financial  statements in the
Company's  Annual  Report on Form 10-K for the fiscal year ended March 31, 2005, including a discussion of the quality,  and not just the  acceptability,  of the accounting  principles,  the  reasonableness of significant  judgments,  and the clarity of disclosures in the financial statements.

      The  Audit  Committee  reviewed  with the  independent  registered  public accounting firm, who are responsible for expressing an opinion on the conformity of those audited  financial  statements with the standards of the Public Company
Accounting  Oversight Board, their judgments as to the quality, and not just the acceptability,  of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee  under generally  accepted auditing  standards.  In addition,  the Audit  Committee has discussed  with the independent registered public accounting firm their independence from management and the Company including the matters in the written disclosures required by the
Independence Standards Board.

      The Audit Committee  discussed with the Company's  independent  registered public  accounting  firm the overall scope and plans for their audit.  The Audit
Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations,  their evaluations of the Company's internal  controls,  and the overall quality of the
Company's financial reporting.

      In reliance on the reviews and  discussions  referred to above,  the Audit
Committee  recommended  to the Board of  Directors  (and the Board of  Directors
approved)  that the audited  financial  statements  be included in the Company's
Annual  Report on Form 10-K for the year ended March 31, 2005, as amended to the date hereof, for filing with the Securities and Exchange Commission.

      The Audit Committee  determined that the provision by BDO Seidman,  LLP of non-audit  services was compatible  with  maintaining  the  independence  of BDO
Seidman,  LLP. In certain cases,  the Audit Committee may delegate  authority to pre-approve  non-audit services on a preliminary basis to one or more members of the Audit Committee,  provided that such  pre-approvals  are communicated to the full  Committee  at its next  meeting.  During  fiscal 2005,  all services  were pre-approved  by the Audit  Committee  in  accordance  with its charter and this policy.

                                          A. Kenneth Nilsson, Chair
                                          Carol R. Kaufman
                                          Julius Oestreicher
                                          Holli Harris
                                          Members of the Audit Committee

AUDIT AND NON-AUDIT FEES AND INDEPENDENT PUBLIC ACCOUNTANTS

      During  the last two  fiscal  years,  the  aggregate  fees  billed  by BDO
Seidman, LLP were as follows:

                                      Fiscal Year       Fiscal Year
                                    Ended March 31,   Ended March 31,
                                         2005             2004(1)
                                    ---------------   ----------------

       Audit Fees: (2)............     $305,100              $0
       Audit-Related Fees: (3)....       39,700               0
       Tax Fees: (4)..............       20,100               0
                                       --------              --
     Total........................     $364,900              $0
                                       --------              --

(1)   During the fiscal  year ended  March 31,  2004,  the  Company's  principal accountant was Ernst & Young LLP, which billed  aggregate fees during that year of:  audit fees of $135,000,  audit-related  fees of $145,545 and tax fees of $36,300, for a total of $316,845.

(2)   Represents fees for professional  services provided in connection with the audit of our  annual  financial  statements  and  review of our  quarterly financial  statements,  advice on accounting matters that arose during the audit and audit services  provided in connection  with other  statutory or regulatory filings.

(3)   Represents  fees in each year for services  provided in connection  with a
      Company registration  statement declared effective by the SEC in such year and other  miscellaneous  items not otherwise  included in the  categories above.

(4)   Represents  fees for  international  and U.S. tax planning and  compliance services as well as consultations and assistance  surrounding matters with various income and sales tax authorities.

      The Audit  Committee has determined  that the provision by BDO Seidman LLP of non-audit  services is compatible with  maintaining  the  independence of BDO
Seidman LLP. In accordance  with its charter,  the Audit  Committee  approves in advance all audit and  non-audit  services to be provided by BDO Seidman LLP. In certain  cases,  the Audit  Committee  may  delegate  authority  to  pre-approve non-audit  services on a  preliminary  basis to one or more members of the Audit
Committee,  provided  that  such  pre-approvals  re  communicated  to  the  full
Committee  at  its  next  meeting.   During  fiscal  2005,   all  services  were
pre-approved by Audit Committee in accordance with its charter and this policy.

CODE OF BUSINESS CONDUCT

      The Company has adopted a Code of Business Conduct, which is applicable to all of its directors, officers and employees,  including the principal executive officer,  the principal financial officer and the principal  accounting officer.
Certain sections of the Code are also applicable to the Board of Directors.  The
Code is  available  on the  Company's  website at  WWW.CHINDEX.COM.  The Company intends to post amendments to or waivers from the Code to the extent  applicable to its  chief  executive  officer,  principal  financial  officer  or  principal accounting officer.

COMPENSATION OF DIRECTORS

      Each director who is not an employee of the Company is paid for serving on the  Board of  Directors  a  retainer  at the rate of  $3,000  per  annum and an additional $1,000 for each meeting of the Company's stockholders attended,  $500 for each meeting of the Board of Directors attended and $300 for each meeting of a committee of the Board of Directors attended. The Company also reimburses each director  for  reasonable  expenses  in  attending  meetings  of  the  Board  of
Directors.  Directors  also receive  stock options as determined by the Board of
Directors.  Directors who are also  employees of the Company are not  separately compensated for their services as directors.  The Company has granted options to purchase  shares of the  Company's  Common Stock to its outside  directors on an annual basis but not in  standardized  amounts from year to year.  During fiscal
2005, each outside director was granted options to purchase 15,000 such shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Company's  compensation  committee are Ms.  Kaufman and
Messrs.  Nilsson and Oestreicher.  No member of the compensation committee has a relationship  that would constitute an interlocking  relationship with executive officers or directors of another entity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Since April 1, 2004, there has not been any  transaction,  and there is no currently proposed transaction,  involving the Company and any of its directors, executive  officers,  5% stockholders or any members of the immediate  family of any of the foregoing persons, which transaction would be disclosable pursuant to
Item 404 of Regulation S-K promulgated pursuant to the Securities Act of 1933.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

      The following  Report of the  Compensation  Committee and the  performance graph included  elsewhere in this proxy  statement do not constitute  soliciting material and should not be deemed filed or  incorporated  by reference  into any other Company filing under the Securities Act of 1933 or the Securities Exchange
Act of 1934,  except to the extent the Company  specifically  incorporates  this
Report or the performance graph by reference therein.

OVERVIEW AND PHILOSOPHY

      The Compensation  Committee of the Board of Directors is composed entirely
of  independent   directors  and  is  responsible   for  developing  and  making
recommendations  to the  Board  of  Directors  with  respect  to  the  Company's executive  compensation  policies.  In  addition,  the  Compensation  Committee, pursuant  to  authority  delegated  by the Board of  Directors,  determines  the compensation  to be paid to the Chief  Executive  Officer  and each of the other executive officers of the Company.

      The objectives of the Company's executive compensation program are to:

            *     Support the achievement of desired Company performance

            *     Provide  compensation  that will  attract and retain  superior talent and reward performance

      The  executive   compensation   program   provides  an  overall  level  of
compensation  opportunity  that is intended to be competitive.  The Compensation
Committee has considered companies of comparable size and in similar industries.
The  Compensation  Committee  believes  that  the  Company  is  atypical  in its combination of operations and China-based location, as well as other operational and human  resource  circumstances.  As such,  the  Compensation  Committee  has designed its executive compensation in light of such circumstances.

EXECUTIVE OFFICER COMPENSATION PROGRAM

      The Company's executive officer  compensation program is comprised of base salary, annual cash incentive compensation,  long-term incentive compensation in the  form of stock  options,  specific  performance-based  bonuses  and  various benefits,  including medical and pension plans generally  available to employees of the Company. In 2001, the Company entered into employment agreements with the executive officers.  These employment agreements were amended effective November
1, 2004. See "Executive Compensation - Employment Agreements."

BASE SALARY

      Base salary levels for the Company's  executive officers are competitively set  relative to  historical  levels as well as  comparable  entities in similar industries.  In determining salaries, the Compensation Committee also takes into
account   individual   experience   and   performance,   as  well  as   specific
circumstances,  particular  to the  Company.  The  base  salary  levels  for the executive  officers  currently are $220,000 for Ms. Lipson,  our Chief Executive
Officer; $197,000 for Ms. Silverberg, our Executive Vice President; $195,000 for
Mr. Pemble, our Executive Vice President Finance;  and $190,000 for Mr. Goodwin,
our Executive Vice President Operations and General Counsel.

STOCK OPTION PROGRAM

      The stock option program has been the Company's  long-term  incentive plan for  providing an incentive to key employees  (including  directors and officers who are key employees) and to directors who are not employees of the Company.

1994 STOCK OPTION PLAN

      The 1994 Stock Option Plan, which by its terms has terminated,  authorized the Board of  Directors  or a committee  thereof to award key  executives  stock options.  Options granted under the plan contained terms determined by the Board of Directors (or a committee  thereof),  including  exercise  periods and price;
PROVIDED,  HOWEVER,  that the 1994 Stock Option Plan  required that the exercise price of the options not be less than the fair market  value of the Common Stock on the date of the grant and the exercise  period not exceed ten years,  subject to further limitations. During fiscal 2005, in recognition of services performed and to  further  incentivize  future  performance,  the  Compensation  Committee awarded to each of Ms.  Lipson,  Ms.  Silverberg,  Mr. Pemble and Mr. Goodwin an
option to purchase 10,000 shares, which option was exercisable as to 50% of such shares  immediately  and the  balance  on the first  anniversary  of the date of grant.

2004 STOCK INCENTIVE PLAN

      The 2004 Stock Incentive Plan was adopted by the Board of Directors of the
Company  on  September  1, 2004 and  approved  by the  stockholders  and  became effective on September  13, 2004.  The 2004 Stock  Incentive  Plan  provides for grants of: options to purchase the Company's Common Stock;  restricted shares of the Company's Common Stock (which may be subject to both issuance and forfeiture conditions),  which we refer to as  restricted  stock;  deferred  shares  of the
Company's  Common Stock (which may be subject to the  completion  of a specified period of service and other issuance conditions),  which we refer to as deferred stock; stock units (entitling the grantee to cash payments based on the value of the Company's Common Stock on the date the payment is called for under the stock unit grant); and stock appreciation rights (entitling the grantee to receive the appreciation  in  value  of the  underlying  Common  Stock  between  the date of exercise and the date of grant),  which we refer to as SARs.  SARs may be either freestanding  or granted  in tandem  with an option.  Options  to  purchase  the
Company's Common Stock may be either incentive stock options,  which we refer to as ISOs,  that are  intended to satisfy the  requirements  of Section 422 of the
Internal  Revenue Code of 1986,  as amended,  which we refer to as the Code,  or options that do not satisfy the  requirements of Section 422 of the Code,  which we refer to as NQOs.  No grants of any kind were made pursuant to the 2004 Stock
Incentive Plan during fiscal 2005.

BENEFITS

      The Company  provides to executive  officers  medical and pension benefits that  generally  are  available  to  employees  of the  Company.  The  amount of perquisites,  as determined in accordance  with the rules of the SEC relating to executive  compensation,  exceeded  10% of salary for each of the  fiscal  years ended March 31, 2004 and 2005 with respect to Mmes.  Lipson and Silverberg.  The principal  components of these  perquisites  were cost of tuition and housing in
China.

BONUS

      In light of the Compensation Committee's satisfaction with the performance of management and the Company in general, the Company may pay bonuses to certain executive officers. During fiscal 2005, on the basis of the foregoing standards, the Compensation  Committee awarded to each of Ms. Lipson, Ms.  Silverberg,  Mr.
Pemble and Mr.  Goodwin a cash bonus in the amount of $6,250.  The  Compensation

Committee  included in its  analysis  the fact that none of these  officers  had received any cash bonus in either of the two preceding fiscal years.

CHIEF EXECUTIVE OFFICER COMPENSATION

      As noted above, in 2001, the Company  entered into a five-year  employment agreement with Ms. Lipson. See "Executive  Compensation-Employment  Agreements."
In  making  compensation  decisions  as to the  employment  of Ms.  Lipson,  the
Compensation Committee specifically  considered the Company's performance in the context  of the  continuing  difficult  time  and  unpredictable  political  and economic  circumstances  of the Company's  industries,  as well as the increased risk of loss of qualified management personnel.  In light of the foregoing,  the
Company and Ms. Lipson, effective November 1, 2004, entered into an amendment to
Ms.  Lipson's  employment  agreement  pursuant  to which her annual  base salary increased from $184,437 to $220,000.

                                          Julius Y. Oestreicher, Chair
                                          A. Kenneth Nilsson
                                          Carol Kaufman
                                          Members of the Compensation Committee

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following  table sets forth  information as to the ownership of shares of the  Company's  Common  Stock and Class B Common Stock as of Record Date with respect to (i) holders known to the Company to  beneficially  own more than five percent (5%) of the outstanding  Common Stock or the Class B Common Stock,  (ii)
each  director,  (iii) the  Company's  Chief  Executive  Officer  and each other executive  officer  whose  annual cash  compensation  for fiscal  2005  exceeded
$100,000  and (iv) all  directors  and  executive  officers  of the Company as a group.

                               AMOUNT AND NATURE
                                 OF BENEFICIAL
                                 OWNERSHIP(b)(c)               PERCENT OF
                            ------------------------  ----------------------------
                                         CLASS B               CLASS B
NAME AND ADDRESS OF           COMMON     COMMON       COMMON   COMMON
BENEFICIAL STOCKHOLDER(a)     STOCK      STOCK(d)     STOCK    STOCK   COMBINED(e)
-------------------------     -------    --------     ------   ------  -----------
Roberta Lipson............  126,679(f)   440,000(g)    2.2%     56.8%    26.3%
Elyse Beth Silverberg.....  146,639(h)   260,500       2.5      33.6     16.2
Lawrence Pemble...........  109,815(i)    74,500       1.8       9.6      5.3
Robert C. Goodwin, Jr.....  199,328(j)        --       3.3       --       1.8
Julius Y. Oestreicher.....  129,480(k)        --       2.4       --       1.3
A. Kenneth Nilsson........  138,532(l)        --       2.4       --       1.3
Carol R. Kaufman..........   75,360(m)        --       1.3       --        *
Douglas B. Grob...........    6,107(n)        --        *        --        *
Holli Harris..............    6,000(o)        --        *        --        *
Neon Liberty Capital
  Management LLC
   230 Park Avenue,
   Suite 865
   New York, NY  10169....  341,690(p)        --       6.0      --        3.3
Federated Kaufmann
  Fund, a portfolio of
  Federated Equity Funds
   140 East 45th Street,
   43rd Floor
   New York, NY 10017.....  670,200(q)        --      11.7      --        6.5
Barclays Global
  Investors, N.A.
   45 Fremont Street,
   17th Floor
   San Francisco, CA
   94105..................  313,585(r)        --       5.5      --        3.0
All executive officers
  and directors as a
  group (9 persons).......  937,940(s)   775,000      13.5     100.0     49.5

-----------------
*     Less than 1%.

(a)   Unless otherwise  indicated,  the business address of each person named in the table is c/o  Chindex  International,  Inc.,  7201  Wisconsin  Avenue,
      Bethesda, Maryland 20814.

(b)   Except as otherwise indicated,  each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(c)   Beneficial  ownership is calculated in accordance  with  Regulation S-K as promulgated by the Commission.

(d)   Our Common  Stock is entitled to one vote per share and our Class B Common
      Stock is entitled to six votes per share.

(e)   Indicates percentage voting power represented by beneficial ownership when the Class B Common  Stock and Common Stock vote  together,  based on total outstanding  as of the  Record  Date of  775,000  shares of Class B Common
      Stock and 5,728,443 shares of Common Stock.

(f)   Includes 125,467 shares underlying options that are currently exercisable.

(g)   Includes  20,000  shares  held by each of the Ariel  Benjamin  Lee  Trust,
      Daniel Lipson  Plafker Trust and Jonathan  Lipson  Plafker  Trust,  all of
      which Ms. Lipson is a trustee.

(h)   Includes 125,467 shares underlying options that are currently exercisable.

(i)   Includes 103,667 shares underlying options that are currently exercisable.

(j)   Includes 192,820 shares underlying options that are currently.

(k)   Represents shares underlying options that are currently exercisable.

(l)   Includes 132,480 shares underlying options that are currently exercisable.

(m)   Represents shares underlying options that are currently exercisable.

(n)   Includes 6,000 shares underlying  options that are currently  exercisable.
      Mr. Grob holds the outstanding shares in joint custody with his wife.

(o)   Represents shares underlying options that are currently exercisable.

(p)   The amount  and nature of  beneficial  ownership  of these  shares by Neon
      Liberty Capital  Management LLC is based solely on a Schedule 13G filed by it with the  Commission.  The Schedule 13G  indicates  that the  following natural persons share  investment  decisions over our shares owned by Neon
      Liberty Capital  Management LLC: Satyen Mehta,  Alejandro  Baez-Sacasa and
      Fang  Zheng.  We  have  no  independent   knowledge  of  the  accuracy  or
      completeness of the information set forth in the Schedule 13G, but have no reason to believe that such information is not complete or accurate.

(q)   Federated  Kaufmann Fund ("FKF") is a portfolio of Federated Equity Funds, a  registered  investment  company.  The parent  holding  company of FKF's advisors is Federated  Investors  Inc.  FKF's advisor is Federated  Equity
      Management  Company of Pennsylvania  ("FEMCPA")  which has delegated daily management of the fund's assets to Federated Global Investment  Management
      Corp.("FGIMC"),  as subadvisor. While the officers and directors of FEMCPA have dispositive power over FKF's portfolio  securities,  they customarily delegate this dispositive  power, and therefore the day to day dispositive decisions are made by the portfolio managers of FKF,  currently,  Lawrence
      Auriana  and  Hans P.  Utsch.  Messrs.  Auriana  and  Utsch  disclaim  any beneficial  ownership of the shares. With respect to voting power, FKF has delegated the authority to vote proxies to FEMCPA.  FEMCPA has established a  Proxy  Voting  Committee  to  cast  proxy  votes  on  behalf  of FKF in accordance with proxy voting  policies and procedure  approved by FKF. The amount and nature of beneficial  ownership of these shares by FKF is based solely  on a  Schedule  13G  filed by it with the  Commission.  We have no independent  knowledge of the accuracy or  completeness of the information set forth in the  Schedule  13G,  but have no reason to believe  that such information is not complete or accurate.

(r)   The amount and nature of beneficial  ownership of these shares by Barclays
      Global Investors,  N.A. is based solely on a Schedule 13G filed by it with the  Commission.  We have no  independent  knowledge  of the  accuracy  or completeness of the information set forth in the Schedule 13G, but have no reason to believe that such information is not complete or accurate.

(s)   Includes 896,741  underlying  options that are currently  exercisable with respect to all of the underlying shares.

                             EXECUTIVE COMPENSATION

      The following table sets forth information  concerning the annual and long term compensation  during our last three fiscal years and the three month fiscal period ended March 31, 2004 of our chief executive officer and other most highly compensated  executive  officers whose salary and bonus for fiscal 2005 exceeded
$100,000 for services rendered in all capacities to us and our subsidiaries:

                                         ANNUAL COMPENSATION
                              ----------------------------------------
                                                                          LONG TERM
                                                                         COMPENSATION
                                                                          SECURITIES
                                                          OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION  YEAR*    SALARY     BONUS    COMPENSATION     OPTIONS
---------------------------  -----   --------    -----    ------------   ------------
Roberta Lipson............   2005    $199,255    $6,250   $140,833(a)       25,000
  Chief executive officer    2004    $184,437      --     $139,562(a)
                             2003    $ 46,109      --     $ 38,444(a)
                             2002    $184,437   $25,000   $137,765(a)

Elyse Beth Silverberg.....   2005    $185,687    $6,250   $105,121(b)       25,000
  Executive  vice president  2004    $177,606      --     $ 99,062(b)
  and secretary              2003    $ 44,402      --     $ 24,750(b)
                             2002    $177,606   $25,000   $ 98,750(b)

Lawrence Pemble...........   2005    $180,869    $6,250       --            25,000
  Executive vice president   2004    $170,775      --         --
  finance                    2003    $ 42,694      --         --
                             2002    $170,775   $25,000       --

Robert C. Goodwin, Jr.....   2005    $176,726    $6,250       --            25,000
  Executive vice president   2004    $167,244      --         --
  operations, treasurer,     2003    $ 41,811      --         --
  assistant secretary and    2002    $167,244   $25,000       --
  general counsel

-----------------
*     Information  is  presented  for our fiscal  years ended March 31, 2005 and
      March 31, 2004, the three months ended March 31, 2003, and our fiscal year ended  December 31, 2002.  Effective  April 1, 2003, we changed our fiscal year end from December 31 to March 31.

(a)   Includes tuition expenses for Ms. Lipson's sons in China in the amounts of
      $38,300 in the year ended March 31, 2005,  $36,600 in the year ended March
      31, 2004,  $13,694 in the three months ended March 31, 2003 and $36,475 in the year ended December 31, 2002. Also includes rental expenses of $96,000 in each of the years presented and $24,000 in the three months ended March
      31, 2003,  respectively,  for Ms. Lipson's housing in China. Also includes
      $3,313 and $3,062 in the years ended March 31, 2005 and 2004,  $750 in the three  months  ended March 31, 2003 and $2,750 in the year ended  December
      31, 2002 representing our matching  contributions as deferred compensation under our 401(k) plan.

(b)   Includes  rental  expense  in the  amount of  $96,000 in each of the years presented  and $24,000 in the three months  ended March 31, 2003,  for Ms.
      Silverberg's  housing  in China.  Also  includes  $3,313 and $3,062 in the years  ended  March  31,  2005 and 2004,  respectively,  $750 in the three months  ended March 31,  2003,  and $2,750 in the year ended  December 31,
      2002,  representing  our matching  contribution  as deferred  compensation under our 401(k) plan.

EQUITY COMPENSATION PLAN INFORMATION

      The  following  table  contains  a summary  of the number of shares of our
Common  Stock to be issued upon the  exercise of  options,  warrants  and rights outstanding  at March 31, 2005,  the  weighted-average  exercise  price of those outstanding options, warrants and rights, and the number of additional shares of our  Common  Stock  remaining  available  for future  issuance  under our equity compensation  plans as of March 31, 2005.  Effective  April 27,  2004,  our 1994
Stock Option Plan, under which all of the options  described below were granted, terminated by its terms.  Consequently,  no further options may be granted under our 1994 Stock  Option Plan as of the date of this  prospectus.  On September 1,
2004,  our  Board  of  Directors   approved  and  on  September  13,  2004,  our
stockholders  approved our 2004 Stock  Incentive  Plan. As of March 31, 2005, an
aggregate of 500,000 shares of our common stock was available for issuance under the 2004 Stock Incentive Plan and no grants had been made thereunder.

 -----------------------------------------------------------------------------------------
|                              |      (a)        |       (b)       |          (c)         |
|                              | Number of       |                 | Number of securities |
|                              | securities to   |                 | remaining available  |
|                              | be issued upon  | Weighted-average| for the future       |
|                              | exercise of     | exercise price  | issuance under equity|
|                              | outstanding     | of outstanding  | compensation plans   |
|                              | options,        | options,        | (excluding securities|
|                              | warrants and    | warrants and    | reflected in         |
|Plan Category                 | rights          | rights          | column (a))          |
|------------------------------|-----------------|-----------------|----------------------|
|Equity compensation plans     |                 |                 |                      |
|approved  by security holders |                 |                 |                      |
| o 1994 Stock Option Plan     |   1,113,144     |    $4.85        |         0            |
| o 2004 Incentive Stock Plan  |      0          |      0          |      500,000         |
|------------------------------|-----------------|-----------------|----------------------|
|Equity compensation plans not |     N/A         |    N/A          |        N/A           |
|approved by security holders  |                 |                 |                      |
 -----------------------------------------------------------------------------------------

OPTION GRANTS IN LAST FISCAL YEAR

                              INDIVIDUAL GRANTS                                POTENTIAL
                                      PERCENTAGE                            REALIZABLE VALUE
                                      OF TOTAL                             AT ASSUMED ANNUAL
                        NUMBER OF     OPTIONS/SARs                          RATES OF STOCK
                        SECURITIES    GRANTED TO   EXERCISE               PRICE APPRECIATION
                        UNDERLYING    EMPLOYEES    OR BASE                FOR OPTION TERM(c)
                        OPTIONS/SARs  IN FISCAL    PRICE     EXPIRATION
      NAME              GRANTED (#)   YEAR(b)      (#/SH)       DATE      5% ($)    10% ($)
                        ------------  -----------  --------  ----------  -------   ---------
Roberta Lipson           25,000(a)       3.3%       13.75     4/26/09     $94,972   $209,863
Elyse Silverberg         25,000(a)       3.3%       12.50     4/26/14    $110,192   $307,260
Lawrence Pemble          25,000(a)       3.3%       12.50     4/26/14    $110,192   $307,260
Robert C. Goodwin, Jr.   25,000(a)       3.3%       12.50     4/26/14    $110,192   $307,260

-----------------

(a)   Consists of (i) immediately  exercisable options to purchase 15,000 shares of Common  Stock  that are  intended  to be  incentive  stock  options  in accordance  with  Section  422 of the  Internal  Revenue  Code of 1986 and
      non-qualified  options  otherwise;  and (ii)  options to  purchase  10,000 shares of Common stock that are  non-qualified  and that were  exercisable
      50% immediately upon grant and 50% on the first anniversary thereof.

(b)   Percentages are based on grants in fiscal 2005 to purchase an aggregate of
      306,900 shares of our common stock pursuant to our 1994 Stock Option Plan.

(c)   Potential  realizable  values are  computed by  multiplying  the number of shares of common stock  subject to a given option by the assumed  value of our common stock,  assuming that the aggregate  stock value compounds from the fair  market  value of the stock on the date of grant at the annual 5%
      or 10% rate  shown in the  table for the  entire  term of the  option  and subtracting  from that result the aggregate  option exercise price.  These numbers  are  calculated  based  on  Securities  and  Exchange  Commission requirements and do not reflect our projection or estimate of future stock price growth.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

      The following table provides summary information  concerning stock options held as of March  31,  2005 by our  chief  executive  officer  and by the  other executive officers named in the summary compensation table above.

                                                      NUMBER OF          VALUE OF
                                                      SECURITIES        UNEXERCISED
                                                      UNDERLYING       IN-THE-MONEY
                                                      UNEXERCISED         OPTIONS
                                                      OPTIONS AT         AT FISCAL
                         SHARES                     FISCAL YEAR END      YEAR END
                       ACQUIRED ON      VALUE         EXERCISABLE/     EXERCISABLE/
NAME                   EXERCISE (#)   REALIZED ($)   UNEXERCISABLE    UNEXERCISABLE(a)
----                   ------------   ------------  ----------------  ----------------
Roberta Lipson             --             --           121,800/0        $385,264/0
Elyse Silverberg           --             --           121,800/0        $385,264/0
Lawrence Pemble          5,000          26,350         100,000/0        $298,500/0
Robert C. Goodwin, Jr.     --             --           186,820/0        $654,546/0

-----------------
(a)   Based on the closing price per share of $6.18 on March 31, 2005,  the last trading day of fiscal 2005.

EMPLOYMENT AGREEMENTS

      In 2001,  we entered into  five-year  employment  agreements  with each of
Mmes. Lipson and Silverberg and Messrs.  Pemble and Goodwin,  providing for base salaries to be subject to annual review and  adjustment as determined by us, and which were set at  $184,437,  $177,606,  $170,775  and  $167,244,  respectively.
Effective  November 1, 2004, the Company and each executive officer entered into an  amendment  to their  respective  employment  agreements.  Pursuant  to these amendments, the base salaries for Mmes. Lipson and Silverberg and Messrs. Pemble and Goodwin  were  increased  to  $220,000,  $197,000,  $195,000  and  $190,000,
respectively.  Each such executive  officer also receives  additional  benefits, including those generally provided to our other executive officers. In addition, each of Mmes.  Lipson and  Silverberg  also receives  reimbursement  of expenses relating to residing in China.  Each employment  agreement also provides certain additional  compensation  in the case of a  departure  related  to a  change  of control of Chindex, including the payment of three times the annual salary. Each agreement also contains non-competition  provisions that preclude each executive from competing with us for a period of two years from the date of termination of employment.

      We have obtained individual term life insurance covering Ms. Lipson in the amount of $2,000,000. We are the sole beneficiary under this coverage.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

      Our certificate of incorporation limits the liability of our stockholders, directors and officers to the maximum extent permitted by Delaware law. Delaware law provides that a director of a corporation will not be personally  liable for monetary  damages  for  breach  of  fiduciary  duty as a  director,  except  for liability:

      o     for  any  breach  of the  director's  duty of  loyalty  to us or our stockholders;

      o     for acts or omissions not in good faith or that involve  intentional misconduct or a knowing violation of law;

      o     under Delaware law regarding unlawful dividends and stock purchases;
            or

      o     for any  transaction  from which the  director  derived an  improper personal benefit.

      As permitted by Delaware  law, our bylaws  provide that we must  indemnify our stockholders,  directors,  officers,  employees and agents in each situation where Delaware law permits us to indemnify them. We have obtained directors' and officers'  insurance to cover our directors,  officers and some of our employees for certain liabilities.  We believe that these  indemnification  provisions and agreements  and this  insurance  are  necessary to attract and retain  qualified
directors  and  officers.   The  limitation  of  liability  and  indemnification
provisions  in our  certificate  of  incorporation  and  bylaws  may  discourage stockholders  from  bringing  a lawsuit  against  directors  for breach of their fiduciary  duty.  They may also reduce the  likelihood of derivative  litigation against  directors and officers,  even though an action,  if  successful,  might benefit us and other stockholders.  Furthermore,  a stockholder's investment may be adversely  affected to the extent we pay the costs of  settlement  and damage awards  against  directors  and  officers as  required by these  indemnification provisions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's  directors and executive  officers,  and persons who own more than
10% of the  Company's  Common  Stock,  to file with the SEC  initial  reports of ownership  and reports of changes in  ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are  required  by SEC  regulations  to furnish  the  Company  with copies of all
Section 16(a) reports they file.  To the  Company's  knowledge,  based solely on review of the copies of such reports  furnished  to the Company  during the year ended March 31, 2005,  all Section 16(a) filing  requirements  applicable to its officers, directors and greater than 10% stockholders were complied with.

PERFORMANCE GRAPH

      The  following  table  compares  the  cumulative  return to holders of the
Company's Common Stock for the five years ended March 31, 2005 with the National
Association of Securities Dealers Automated Quotation System Market Index and an
index  of  companies  with  a  market  capitalization  similar  to  that  of the
Company's,  for the same period. The comparison assumes $100 was invested at the close of business on March 31, 2000 in the Company's Common Stock and in each of the comparison groups, and assumes  reinvestment of dividends.  The Company paid no cash dividends during the foregoing period.

      The peer group  selected by the Company  includes  companies  with similar market  capitalization  to that of the Company as of March 31, 2005. The Company does  not use a  published  industry  or  line-of-business  basis,  and does not believe it could reasonably  identify a different peer group. The companies that comprise the peer group are the  following:  American  Vantage  Companies;  Omni
Energy Services Corp.;  Delcath Systems Inc.; Printware Inc.; Imagex Inc.; Regen
Biologics  Inc.;  Insteel  Industries;  Rit  Technologies  Ltd.; Law Enforcement
Associates Corp.; T/R Systems Inc.;  Medwave Inc.; Wizzard Software Corp.; Mexco
Energy Corp.; Teledigital Inc.; Non Invasive Monitor; and New Century Companies,
Inc.

                           TOTAL RETURN TO SHAREHOLDER

                      (INCLUDES REINVESTMENT OF DIVIDENDS)

                                                ANNUAL RETURN PERCENTAGE

                                                      YEARS ENDING
COMPANY NAME / INDEX                     MAR01   MAR02    MAR03    MAR04   MAR05
---------------------------------------------------------------------------------

CHINDEX INTERNATIONAL INC               -13.27   19.51   -28.16   404.50  -38.75
NASDAQ U.S. INDEX                       -59.97    0.78   -26.60    47.59    0.67
PEER GROUP                              -79.79  -32.11   -29.21   167.39   18.69

                                                    INDEXED RETURNS

                                 BASE                 YEARS ENDING
                                PERIOD
     COMPANY NAME / INDEX        MAR00    MAR01   MAR02   MAR03    MAR04   MAR05
---------------------------------------------------------------------------------

CHINDEX INTERNATIONAL INC         100     86.73  103.65   74.46   375.66  230.09
NASDAQ U.S. INDEX                 100     40.03   40.34   29.61    43.71   44.00
PEER GROUP                        100     20.21   13.72    9.71    25.98   30.83

PEER GROUP COMPANIES
--------------------------------------------------------------------------------

AMERICAN VANTAGE COMPANIES               NON INVASIVE MONITOR
CHINDEX INTL INC                         OMNI ENERGY SERVICES CORP
DELCATH SYSTEMS INC                      PRINTWARE INC
IMAGEX INC                               REGEN BIOLOGICS INC
INSTEEL INDUSTRIES                       RIT TECHNOLOGIES LTD
LAW ENFORCEMENT ASSOCS CORP              T/R SYSTEMS INC
MEDWAVE INC                              TELEDIGITAL INC
MEXCO ENERGY CORP                        WIZZARD SOFTWARE CORP
NEW CENTURY COMPANIES INC

                                   PROPOSAL 2

                        APPROVAL OF THE 2005 TRANSACTION

            On  March  24,  2005,  we  consummated  a  financing  pursuant  to a securities  purchase agreement (the "Agreement") dated as of March 21, 2005 with a limited  number of accredited  investors  pursuant to which we issued and sold and the investors  purchased at a price of $6.00 per share  1,080,397  shares of our Common  Stock,  together  with  warrants to purchase an  additional  378,137 shares of our  Common  Stock at an  exercise  price of $9.10 per  share,  for an aggregate  purchase price of  approximately  $6,500,000.  The net proceeds to us from  this  financing,  after  deducting  expenses  of the  financing  including placement  agent  fees,  were  approximately  $6,000,000.  We also issued to the placement  agent warrants to purchase  64,005 shares of common stock at the same exercise  price per share.  We used the  proceeds  from this  financing  for the repayment  of  outstanding  debt and for working  capital and general  corporate purposes. The securities issued in the financing were issued to a limited number of  accredited  investors in a private  placement  exempt from the  registration requirements  of the  Securities  Act of  1933  and  may  not be  resold  absent registration under the Securities Act or an exemption from such requirements.

            The  exercise  price (and the  number of shares of Common  Stock for which such warrants are  exercisable)  of the warrants  issued to investors (the
"investor warrants"),  but not of the warrants issued to the placement agent, is subject to adjustment for certain dilutive issuances;  provided that in no event shall such  exercise  price be adjusted as a result of such  dilutive  issuances below $7.09 per share (the "minimum exercise price"). All the warrants issued in the  financing  are  exercisable  for a period of five  years  after the date of issuance,  and the initial  exercise  price per share of Common  Stock under the warrants is $9.10. In addition to the adjustments for certain dilutive issuances to investor  warrants as described above, the exercise price of all the warrants and the number of shares of Common Stock for which such warrants are exercisable is  subject  to  proportionate  adjustment  in the  event we make  common  stock dividends or  distributions,  consummate a stock split or reverse stock split or issue shares in a  reclassification  of our common  stock.  The warrants are not subject to redemption.

      Although the  financing  resulted in dilution to our  stockholders  at the time of issuance,  the purchase price per share of $6.00,  the initial  exercise price per share of the warrants of $9.10 and the minimum  exercise  price of the investor warrants of $7.09 are all currently in excess of the price per share of
Common Stock as of the date hereof.

      Our Common Stock is listed on the Nasdaq SmallCap Market and is subject to the NASD  Marketplace  Rules.  In order to  comply  with NASD  Marketplace  Rule
4350(i)(1)(D), we structured the investor warrants to not be exercisable for six months  following  the date of their  issuance and to have the minimum  exercise price.  In order to preclude  any  question  as to whether the minimum  exercise price  satisfies such Rule, we have decided to submit the  financing,  including the minimum exercise price, for stockholder approval.  The market value, as that term is defined for purposes of such Rule, of our Common Stock immediately prior to the date of the Agreement may be deemed to have been $7.25 per share.

      Pursuant to the  financing,  we filed a  registration  statement  with the
Securities and Exchange Commission,  which became effective on April 18, 2005 to cover  resales of the shares of Common Stock issued in the  financing and of the shares of Common Stock  underlying the warrants issued in the financing.  In the financing, we also agreed:

      o     to  indemnify  each  purchaser  from  liabilities  it may incur as a result of any untrue  statement  or alleged  untrue  statement  of a material fact contained in the registration statement, except to the extent that such untrue  statement or alleged  untrue  statement was reviewed and approved in writing by such purchaser;

      o     not to issue any common stock or warrants or other rights to acquire common stock until 90 days after  effectiveness  of the registration statement, other than issuances of common stock or rights to acquire common stock issued in a strategic transaction or for the benefit of our employees, officers, directors or consultants; and

      o     not to permit the  registration  of any of our securities  until the later of September 20, 2005 and 45 days after  effectiveness  of the registration  statement,  other than the  registration of securities issued or to be issued  pursuant to any option or other plan for the benefit of our employees, officers, directors or consultants.

      None of the  Company's  directors,  officers  or  their  associates  has a substantial interest, directly or indirectly, in the transaction.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3

           THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS
             THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                    FIRM FOR THE YEAR ENDING MARCH 31, 2006.

      The  Audit  Committee  has  selected  BDO  Seidman,  LLP as the  Company's independent  registered  public  accounting  firm for the current  fiscal  year.
Representatives  of BDO  Seidman,  LLP are  expected  to attend the 2005  Annual
Meeting  and will have an  opportunity  to make a  statement  or to  respond  to appropriate  questions from shareholders.  If the stockholders do not ratify the selection  of BDO  Seidman,  LLP,  the Audit  Committee  will  reconsider  their selection.

      The Company's Audit Committee dismissed the former auditors, Ernst & Young
LLP ("Ernst & Young") and approved the change of accountants to BDO Seidman, LLP
("BDO"), effective September 29, 2004.

      No  accountant's  report on the  financial  statements  for the  Company's fiscal year ended December 31, 2002,  transition  three-month period ended March
31,  2003,  fiscal year ended March 31, 2004 or any  subsequent  interim  period contained  an adverse  opinion or  disclaimer  of opinion,  or was  qualified or modified as to uncertainty, audit scope, or accounting principles. There were no
"disagreements"  (as such term is used in Item 304 (a)(1)(iv) of Regulation S-K)
with Ernst & Young at any time during the periods  described above regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Ernst &
Young,  would have  caused it to make  reference  to the  subject  matter of the disagreement in connection with its reports.

      In addition, during the same periods, no "reportable events" (as such term is defined in Item  304(a)(1)(v)  of Regulation S-K) arose in the context of the
Company's  relationship  with Ernst & Young,  except as previously  disclosed in
Item 9A of the  Company's  Annual  Report on Form 10-K for the fiscal year ended
March 31, 2004. The Company's  Audit  Committee  discussed the subject matter of each such reportable  event with Ernst & Young.  Ernst & Young was authorized by the Company to respond  fully to the  inquiries of BDO  concerning  such subject matter.

      During the periods  described above prior to engaging BDO, the Company did not consult BDO regarding either:  (i) the application of accounting  principles to a specified  transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's  financial  statements,  and BDO did not provide  either a written  report or oral advice to the Company that BDO concluded  was an  important  factor  considered  by the  Company in  reaching a decision as to the accounting,  auditing or financial  reporting  issue; or (ii)
any matter that was either the subject of a disagreement or a reportable event.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

                                  OTHER MATTERS

      As of the date of this proxy  statement,  we know of no business that will be presented for  consideration  at the Meeting other than the items referred to above. If any other matter is properly  brought before the Meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in  accordance  with the  recommendation  of the Board of  Directors  or, in the absence of such a  recommendation,  in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

      "HOUSEHOLDING"  OF PROXY MATERIALS.  The Commission has adopted rules that permit  companies  and  intermediaries  such  as  brokers  to  satisfy  delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to
those   stockholders.   This   process,   which  is  commonly   referred  to  as
"householding," potentially provides extra convenience for stockholders and cost savings for companies.  The Company and some brokers  household proxy materials, delivering a single proxy statement to multiple  stockholders sharing an address unless contrary instructions have been received from the affected  stockholders.
Once you have  received  notice  from your  broker or us that they or we will be householding materials to your address, householding will continue until you are notified  otherwise or until you revoke your  consent.  If, at any time,  you no longer  wish to  participate  in  householding  and would  prefer  to  receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered  shares. We will deliver promptly upon  written  or oral  request a separate  copy of the  annual  report or proxy statement,  as applicable,  to a security  holder at a shared address to which a single  copy of the  documents  was  delivered.  You can  notify us by sending a written  request  to  Chindex  International,  Inc.,  Investor  Relations,  7201
Wisconsin  Avenue,  Bethesda,  MD 20814 or call us at (301)  215-7777 if (i) you wish to receive a separate copy of an annual report or proxy  statement for this meeting;  (ii) you would like to receive  separate copies of those materials for future  meetings;  or (iii) you are  sharing an address  and you wish to request delivery of a single copy of annual  reports or proxy  statements if you are now receiving multiple copies of annual reports or proxy statements.

      ADVANCE NOTICE PROCEDURES.  Under our bylaws, no business may be presented by any  stockholder  before an annual  meeting  unless it is properly  presented before the  meeting by or on behalf of a  stockholder  entitled  to vote who has delivered  written  notice  to our  Secretary  (containing  certain  information specified in the bylaws about the stockholder and the proposed  action) at least
60 days prior to the anniversary  date of the preceding  year's annual meeting -
that is, with  respect to the 2006 annual  meeting,  by August 15,  2006.  These requirements are separate from and in addition to the Commission's  requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

      STOCKHOLDER  PROPOSALS  FOR  THE  2006  ANNUAL  MEETING  PROXY  MATERIALS.
Stockholders  interested  in  submitting a proposal  for  inclusion in the proxy materials for the annual meeting of  stockholders in 2006 may do so by following the  procedures  prescribed  in  Commission  Rule  14a-8.  To  be  eligible  for inclusion,  stockholder proposals must be received by the Company's Secretary no later  than  April 17,  2006.  Proposals  should be sent to  Secretary,  Chindex
International, Inc., 7201 Wisconsin Avenue, Bethesda, MD 20814.

PROXIES

      All  stockholders  are urged to fill in their  choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                    By Order of the Board of Directors,

                                    ELYSE BETH SILVERBERG
                                    Secretary
August 19, 2005

                                   PROXY CARD

PROXY                                                                     PROXY
-----                                                                     -----

                           CHINDEX INTERNATIONAL, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

            The  undersigned  holder of Common Stock or Class B Common Stock, as the case may be, of CHINDEX  INTERNATIONAL,  INC. (the "Company"),  revoking all proxies  heretofore  given,  hereby  constitute and appoint  Lawrence Pemble and
Robert  C.  Goodwin,  Jr.  and  each  of  them,  Proxies,  with  full  power  of substitution,  for the  undersigned  and in the  name,  place  and  stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the  number of votes and with all the powers the  undersigned  would  possess if personally  present,  at the 2005 Annual Meeting of Stockholders of the Company,
to be held at the offices of Hughes  Hubbard & Reed LLP, One Battery Park Plaza,
New York, New York 10004,  on Tuesday,  September 13, 2005 at 10:00 A.M.,  local time, and at any adjournments or postponements thereof.

            The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy  Statement  relating to the  meeting  and hereby  revokes any proxy or proxies heretofore given.

            Each properly  executed  Proxy will be voted in accordance  with the specifications  made on the reverse side of this Proxy and in the  discretion of the  Proxies on any other  matter  that may come  before the  meeting.  Where no choice is specified,  this Proxy will be voted FOR all listed  nominees to serve as directors and FOR each of the proposals set forth on the reverse side.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR ALL LISTED NOMINEES AND
                              FOR PROPOSALS 2 AND 3

1.  Election of Eight Directors:   FOR all nominees listed    WITHHOLD AUTHORITY
                                   (except as  marked to       to vote for all
                                       the contrary)         listed nominees below
                                            |_|                      |_|

Nominees:  Roberta Lipson,  Elyse Beth Silverberg,  Lawrence Pemble,  A. Kenneth
           Nilsson, Julius Y. Oestreicher, Carol R. Kaufman, Douglas B. Grob and
           Holli Harris.

(Instruction:  To withhold  authority  to vote for any  individual  nominee,  cross out that nominee's name in the list provided above.)

2.         Proposal to ratify and approve the Company's 2005 Transaction.

                  FOR   |_|         AGAINST   |_|           ABSTAIN   |_|

3.         Proposal  to  approve  the  appointment  of BDO  Seidman,  LLP as the
           Company's independent  registered public accounting firm for the year ending March 31, 2006.

                  FOR   |_|         AGAINST   |_|           ABSTAIN   |_|

           THE  PROXIES ARE  AUTHORIZED  TO VOTE IN THEIR  DISCRETION  UPON SUCH
           OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

           The  shares  represented  by this  proxy  will be voted in the manner directed.  In the  absence of any  direction,  the shares will be voted FOR each nominee  named in Proposal 1 and FOR  Proposals 2 and 3 and in  accordance  with their discretion on such other matters as may properly come before the meeting.

                                    Dated:  _____________________, 2005

                                    __________________________________

                                    __________________________________
                                                Signature(s)

                        (Signature(s) should conform to names as registered. For
                        jointly  owned  shares,  each owner  should  sign.  When
                        signing as attorney, executor,  administrator,  trustee,
                        guardian or officer of a  corporation,  please give full
                        title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY